SIXTH AMENDMENT AGREEMENT


      THIS SIXTH AMENDMENT AGREEMENT (this "Sixth Amendment Agreement"), dated as of August 29, 2002 among GRAND SUMMIT RESORT PROPERTIES, INC., a Maine corporation, (herein referred to as "GSRP"), the lenders listed on the signature pages hereof (each individually referred to herein as a "Lender" and, collectively, as the "Lenders"), TEXTRON FINANCIAL CORPORATION, a Delaware corporation, as agent for the Lenders (in such capacity herein referred to as the "Administrative Agent").

                              W I T N E S S E T H:

A. WHEREAS, GSRP entered into that certain Loan and Security Agreement with Textron Financial Corporation, Green Tree Financial Services Corporation and the Administrative Agent dated as of September 1, 1998 (as amended to but excluding the date hereof, the "Existing LSA"), pursuant to which the Lenders agreed to make loans to GSRP in accordance with the terms of the Existing LSA;

B. WHEREAS, capitalized terms used herein shall have the meanings ascribed to the same in the Existing LSA and in Section 1 of this Sixth Amendment Agreement; and

C. WHEREAS, the parties to the Existing LSA have agreed to certain amendments to the Existing LSA as described and set forth below;

      NOW, THEREFORE, in consideration of the Administrative Agent's, the Lenders,' and GSRP's agreements hereunder, and in consideration of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Administrative Agent, the Lenders and GSRP hereby agree as follows:

      1. Amendments to Definitions. The parties hereto agree that Section 1.1 of the Existing LSA is, and shall be deemed to be, amended and modified as follows:

            1.1 The following new definitions are hereby added to Section 1.1 of the Existing LSA:

                  Excess Projects' Cash Proceeds - as defined in Paragraph 6 of the Sixth Amendment Agreement.

                  $15MM Sales Date - as defined in the definition of "Release
            Price."

                  Obligation-Servicing Projects' Cash Proceeds - as defined in
            Paragraph 5 of the Sixth Amendment Agreement.

                  Operating Cash Flow Budget - as defined in Paragraph 7(a) of the Sixth Amendment Agreement.

                  Projects' Cash Proceeds - as defined in Paragraph 4 of the
            Sixth Amendment Agreement.

                  Percentage Sales Fee - as defined in Paragraph 10 of the Sixth
            Amendment Agreement.

                  Schedule of Expenses - as defined in Paragraph 7(b) of the
            Sixth Amendment Agreement.

                  SOI - means that certain Statement of Intention and Special
            Additional Financing Agreement, dated as of July 25, 2000 between GSRP and Textron Financial Corporation, in its capacity as the lender thereunder (the "Subordinated Lender"), as amended.

                  Sixth Amendment Agreement -- means that certain Sixth
            Amendment Agreement dated as of August 29, 2002 among the GSRP, the Administrative Agent and the Lenders.

                  Sixth Amendment Effective Date -- as defined in the Sixth
            Amendment Agreement.

                  Sixth Amendment Fees - as defined in Paragraph 10 of the Sixth
            Amendment Agreement.

                  Subordinated Lender - as defined in the definition of SOI.

                  Subordinated Loan Tranche - as defined in the SOI.

                  Subordinated Loan Tranche Advance - as defined in the SOI.

                  Subordinated Loan Tranche Obligations - as defined in the SOI.

            1.2 The following existing definitions in the Existing LSA are hereby amended and restated in their entirety as follows:

                  Canyons Construction Project Advances Maturity Date - means
            March 31, 2003.

                  Obligations -- means all of the Steamboat Obligations, the
            Canyons Obligations, and all other sums now or hereafter loaned, advanced or incurred by any one or more of the Lenders or the Administrative Agent to or on behalf of GSRP under this Agreement, the Notes and any other Security Document (including, without limitation or duplication, the Sixth Amendment Fees), and the full, prompt and complete performance of all obligations owed by, or undertakings or indemnities of, GSRP arising hereunder or thereunder. "Obligations" shall also include GSRP's obligations and undertaking to or in favor of the "buyer" under the Note Purchase Agreement, provided that if all of the Steamboat Obligations, the Canyons Obligations, and all other sums now or hereafter loaned, advanced or incurred by any one or more of the Lenders or the Administrative Agent to or on behalf of GSRP under this Agreement, the Notes and any other Security Document shall have been fully and finally paid and no Event of Default shall exist immediately prior to such payment in full, then "Obligations shall be deemed not to include GSRP's obligations and undertaking to or in favor of the "buyer" under the Note Purchase Agreement and, in such case, the Collateral shall not thereafter secure any of such obligations.

                  Release Price -- means,

                  (a) in the case of any Steamboat Quartershare Interests as follows:

                        (i) in the case of any Steamboat Non-Penthouse
                            Quartershare Interest,

                              (A) for so long as both Steamboat Obligations and
                            Colorado First/PCL Obligations shall be outstanding and GSRP is obligated to pay, and actually does pay, a "release price" to Colorado First/PCL in respect of any sale of a Steamboat Non-Penthouse Quartershare Interest, $0 (to the extent of any sale of a Steamboat Non-Penthouse Quartershare Interest that results in a "release price" being paid to Colorado First/PCL and thereby causing the Colorado First/PCL Obligations to be paid in full, a Release Price shall be payable hereunder in respect of such Steamboat Non-Penthouse Quartershare Interest that would otherwise be payable under subclause (B) below after reducing said Release Price on a dollar-for-dollar basis for any payment of the final "release price" so paid to Colorado First/PCL);

                              (B) for so long as any Steamboat Obligations are
                            outstanding but after all of the Colorado First/PCL Obligations shall have been paid in full, the greater of (x) through and until the earlier of February 28, 2003 or the date ("$15MM Sales Date") on which gross proceeds from the sale of Steamboat Quartershare Interests consummated after the Sixth Amendment Effective Date first exceeds, in the aggregate, $15,000,000, 50% of the minimum release dollar amount set forth on Schedule 3 hereto that corresponds to the particular type of Quartershare Interest listed thereon that is being sold (subject to the proviso set forth at the end of this subclause(a)) and after the earlier of February 28, 2003 or the $15MM Sales Date, 100% of the aforesaid minimum release dollar amounts and (y) through and until the earlier of February 28, 2003 or the $15MM Sales Date, 40% of the gross sales proceeds in respect of the Steamboat Quartershare Interest that is being sold, and after the earlier of February 28, 2003 or the $15MM Sales Date, 80% of the gross sales proceeds in respect of the Steamboat Quartershare Interest that is being sold and

                              (C) after the Steamboat Obligations and the
                            Colorado First/PCL Obligations have been fully and finally paid, the greater of (x) 100% of the minimum release dollar amount set forth on Schedule 3 hereto that corresponds to the particular type of Quartershare Interest listed thereon that is being sold (subject to the proviso set forth at the end of this subclause(a)) and (y) 70% of the gross sales proceeds in respect the Steamboat Non-Penthouse Quartershare Interest that is being sold,

                        (ii) in the case of any Steamboat Penthouse Quartershare
                  Interest,

                              (A) for so long as any Steamboat Obligation is
                            outstanding, the greater of (x) through and until the earlier of February 28, 2003 or the $15MM Sales Date, 50% of the minimum release dollar amount set forth on Schedule 3 hereto that corresponds to the particular type of Quartershare Interest listed thereon that is being sold (subject to the proviso set forth at the end of this subclause(a)) and after the earlier of February 28, 2003 or the $15MM Sales Date, 100% of the aforesaid minimum release dollar amounts and (y) through and until the earlier of February 28, 2003 or the $15MM Sales Date, 40% of the gross sales proceeds in respect of the Steamboat Penthouse Quartershare Interest that is being sold, and after the earlier of February 28, 2003 or the $15MM Sales Date, 80% of the gross sales proceeds in respect of the Steamboat Penthouse Quartershare Interest that is being sold;

                              (B) after the Steamboat Obligations have been
                            fully and finally paid, the greater of (x) 100% of the minimum release dollar amount set forth on
                            Schedule 3 hereto that corresponds to the particular type of Quartershare Interest listed thereon that is being sold (subject to the proviso set forth at the end of this subclause(a)) and (y) 70% of the gross sales proceeds in respect of the Steamboat Penthouse Quartershare Interest that is being sold, and

                        (iii) with respect to any sale of 50% of a Steamboat
                  Quartershare Interest (a so-called "1/8th Steamboat Quartershare Interest"), the Release Price otherwise to be paid to the Administrative Agent shall be whatever the Release Price would have been for the full Steamboat Quartershare Interest in respect thereof except that any such "Release Price" based on Schedule 3 hereto (subject to the proviso set forth at the end of this subclause(a)) shall be reduced by 50%;

                  provided that

                        (I) with respect to the "minimum release dollar amounts"
                  set forth on Schedule 3 hereto pertaining to unsold Steamboat Quartershare Interests, such "minimum release dollar amounts" shall be, if requested by Borrower when no Default or Event of Default shall exist, subject to adjustment on a monthly basis as of the date on which interest is scheduled to be paid on the Steamboat Notes (the "Monthly Adjustment Date") such that the aggregate amount of such "minimum release dollar amounts," after giving effect to such adjustments on such Monthly Adjustment Date, shall not be less than the sum of the principal amount of the Steamboat Loan outstanding as of such Monthly Adjustment Date, plus the outstanding principal amount of the Colorado First/PCL Obligations as of such Monthly Adjustment Date; the individual adjustments to each of the "minimum release dollar amounts" relating to each of the unsold Steamboat Quartershare Interests shall be determined by GSRP using a reasonable methodology and shall be subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld or delayed); the "minimum release dollar amount" applicable in subclauses (i), (ii) and (iii) of this clause (a) and as otherwise referred to in this clause
                  (a) as being set forth on Schedule 3 hereto shall be the then current "minimum release dollar amounts" as adjusted under this subclause (I);

                        (II) if unsold Steamboat Quartershare Interests shall be
                  sold by GSRP other than in the ordinary course of its business (including, without limitation, any bulk sales of such Steamboat Quartershare Interests), the "minimum release dollar amounts" then in effect in respect of such sold Steamboat Quartershare Interests shall be supplemented by adding thereto
                  (x) in the case in which all of the remaining unsold Steamboat Quartershare Interests shall have been sold, all of the remaining unpaid Steamboat Obligations, the Sixth Amendment Fees and the Percentage Sales Fee that would otherwise be payable in respect of such Steamboat Quartershare Interests and (y) in any other case, an amount equal to the remainder (if positive) of (x) the principal amount of the Steamboat Loan outstanding after applying such "minimum release dollar amounts" as provided in Section 2.5(d)(i) hereof less (y) the product of the remaining unsold Steamboat Quartershare Interests (after giving effect to such sale) times the then current "minimum release dollar amounts;" and

                        (III) nothing in this clause (a) shall apply to or
                  otherwise affect any other Release Price determination in this definition,

                  (b) in the case of any Canyons Quartershare Interest, (i) for so long as any Canyons Obligations are outstanding, 100% of the dollar amount set forth on Schedule 3 hereto that corresponds to the particular type of Quartershare Interest listed thereon and (ii) after the Canyons Obligations have been fully and finally paid, 70% of the dollar amount set forth on Schedule 3 hereto that corresponds to the particular type of Quartershare Interest listed thereon,

                  (c) intentionally omitted,

                  (d) intentionally omitted,

                  (e) intentionally omitted, and

                  (f) intentionally omitted.

                  With respect to the sale of any Commercial Unit, the release price shall be such amount as shall have been agreed between GSRP and the Administrative Agent and approved by the appropriate Project Required Lenders, provided that no release price shall be payable in connection with the release of the "Northeastern Commercial Core Assets" provided for in, and as defined in, the Fifth Amendment Agreement.

                  Anything contained to the contrary in this definition of
            "Release Price," at such time as all of the Colorado First/PCL Obligations, the Canyons Obligations, the Steamboat Obligations, the Subordinated Loan Tranche Obligations and all other Obligations (other than the Percentage Sales Fee) shall have been paid in full,
            (aaa) "Release Price" for a Quartershare Interest or Commercial Unit shall be equal to the Percentage Sales Fee due in respect thereof and (bbb) to the extent that any Quartershare Interest or Commercial Unit suffers a casualty for which there is insurance proceeds or is condemned for which there is condemnation proceeds distributable, in each case, to GSRP (without giving effect to Section 3.5 and 3.6 of the Existing LSA, as amended hereby), such insurance or condemnation proceeds shall be deemed sales proceeds and the Percentage Sales Fee shall be payable in respect thereof (after which such remaining insurance or condemnation proceeds shall be payable to, and retained by, GSRP free and clear of any Liens, security interests or claims hereunder or under any other Security Document).

            The Release Price for the so-called "Parking Unit" at the Steamboat Project shall be (1) the payment to the Administrative Agent of any cash payment paid to GSRP by the Steamboat Association in respect thereof, (2) the collateral assignment to the Administrative Agent of the promissory note from the Steamboat Association in respect thereof, (3) the collateral assignment to the Administrative Agent of the beneficial interest in the deed of trust securing said promissory note and (4) the payment of all proceeds in respect thereof (including, without limitation, all payments of principal and interest) to the Administrative Agent. The payments of such proceeds (including, without limitation, all payments of principal and interest) shall be treated as the payment of a Release Price in respect of a "Steamboat Commercial Unit" for purposes of Section 2.5(b)(iii) and Section 2.5(d) hereof.

                  Steamboat Construction Project Advances Maturity Date - means
            May 31, 2004.

                  Steamboat Obligations -- means all sums now or hereafter
            loaned or advanced by any one or more of the Steamboat Construction Project Advance Lenders, the Steamboat Inventory Advance Lenders and/or the Administrative Agent to, or otherwise incurred by, GSRP under this Agreement in respect of the Steamboat Project, the Steamboat Notes and/or any of the other Steamboat Security Documents (including, without limitation, accrued and unpaid interest in respect of the Steamboat Notes and the Loan Costs attributable to the Steamboat Project and/or the Steamboat Security Documents and also including the Subordinated Loan Tranche Obligations), and the full, prompt and complete performance of all obligations owed by, or undertakings or indemnities of, GSRP in respect of the Steamboat Project and/or the Steamboat Security Documents arising hereunder or thereunder.

      2. Termination of Commitments. For the avoidance of doubt, to the extent that any Commitment shall have not been terminated prior to the Sixth Amendment Effective Date, all Commitments are terminated as of the Sixth Amendment Effective Date.

      3. Waiver. Upon this Sixth Amendment Agreement becoming effective on the Sixth Amendment Effective Date and subject to the proviso to this sentence, each Default and/or Event of Default existing on the Sixth Amendment Effective Date and arising from or otherwise in respect of (a) the default or defaults occurring or arising under or in respect of the Fleet/ASCRP Loan Documents prior to the Sixth Amendment Effective Date, (b) the acceleration of the loans under the Fleet/ASCRP Loan Documents that occurred prior to the Sixth Amendment Effective Date (such defaults under the Fleet/ASCRP Loan Documents and such acceleration of the loans thereunder are referred to herein as the "Fleet/ASCRP Loan Defaults/Acceleration") and/or (c) the obligations under the Colorado First/PCL Promissory Note not having been paid in full by May 17, 2002 are, in each case, hereby waived, provided that (i) if there shall be a material undertaking or action on the part of any one or more of the lenders or any agent on their behalf under the Fleet/ASCRP Loan Documents to enforce the same or any agreement or instrument thereunder or to realize upon any collateral therefor (other than in respect of that certain notice of default dated July 3, 2002 given to the Parent by the agent under the Fleet/ASCRP Loan Documents in respect of certain real property of the Parent located in Utah and that certain amended notice of default dated July 18, 2002 given to the Parent by the agent under the Fleet/ASCRP Loan Documents in respect of certain real property of the Parent located in Utah referred to in the aforesaid July 3, 2002 notice and certain additional real property of the Parent located in Utah), in each case in respect of the Fleet/ASCRP Loan Defaults/Acceleration, the Lenders, after the expiration of a period of sixty (60) days after the commencement of any such undertaking or action, may elect, in their sole and absolute discretion, to treat the Fleet/ASCRP Loan Defaults/Acceleration as having come immediately back into existence and the same shall immediately constitute an Event of Default under the Amended LSA upon written notice of such election being sent to GSRP by the Administrative Agent and (ii) if there shall be a material undertaking or action on the part of Colorado First/PCL to enforce the Colorado First/PCL Promissory Note, the Colorado First/PCL Deed of Trust or any of the other Colorado First/PCL Obligations, the Lenders may elect, in their sole and absolute discretion, to treat the default in respect of the obligations under the Colorado First/PCL Promissory Note not having been paid in full by May 17, 2002 (as provided for in the Existing LSA) as having come immediately back into existence and the same shall immediately constitute an Event of Default under the Amended LSA upon written notice of such election being sent to GSRP by the Administrative Agent. No other Default or Event of Default (whether occurring prior to the date hereof or hereafter) shall be deemed waived, and the Administrative Agent on behalf of itself and the Lenders hereby reserves all of its and their respective rights and remedies under the Existing LSA, as amended hereby, the other Security Documents, at law and in equity with respect thereto.

      4.    Amendment to Section 2.5(b) of the Existing LSA. Notwithstanding
Section 2.5(b) of the Existing LSA, GSRP shall, with respect to each sale of a Quartershare Interest, deliver, or cause to be delivered, promptly to the Administrative Agent 100% of all cash downpayments and all other cash payments received by GSRP and paid by the Purchaser in respect of such sale. GSRP agrees that all sales of Quartershare Interests shall be for cash only unless the Lenders and the Administrative Agent have otherwise agreed in writing.

      Notwithstanding Section 2.5(b) of the Existing LSA, GSRP shall, with respect to each sale of a Commercial Unit, deliver, or cause to be delivered, promptly to the Administrative Agent 100% of all cash downpayments and all other cash payments received by GSRP and paid by the purchaser in respect of such sale. GSRP agrees that all sales of Commercial Units shall be for cash only unless the Lenders and Administrative Agent have otherwise agreed in writing.

      In addition to the provisions of Section 2.5(b) of the Existing LSA and anything to the contrary set forth in any Security Document notwithstanding, GSRP shall, with respect to each of the Projects, deliver, or cause to be delivered, promptly to the Administrative Agent all rents, issues, profits and other payments in respect thereof. The Administrative Agent and GSRP may establish the process and the mechanics by which such rents, issues and profits are paid to the Administrative Agent but such processes and mechanics shall be subject to modification in the sole discretion of the Administrative Agent.

      In addition to the provisions of Section 2.5(b) of the Existing LSA and anything to the contrary set forth in any Security Document notwithstanding, GSRP shall, with respect to each of the Projects, deliver, or cause to be delivered, promptly to the Administrative Agent all payments received by GSRP from or in respect of the "Assigned Agreements" under, and as defined in, each of the Assignment of Property-Related Contracts. The Administrative Agent and GSRP may establish the process and the mechanics by which such payments are paid to the Administrative Agent but such processes and mechanics shall be subject to modification in the sole discretion of the Administrative Agent.

      In addition to the provisions of Section 2.5(b) of the Existing LSA and anything to the contrary set forth in any Security Document, GSRP agrees to deliver, or cause to be delivered, promptly to the Administrative Agent any funds or cash proceeds received by GSRP in respect of all or any part of the Collateral. The Administrative Agent and GSRP may establish the process and the mechanics by which such funds or cash proceeds are paid to the Administrative Agent but such processes and mechanics shall be subject to modification in the sole discretion of the Administrative Agent.

      The funds to be paid to the Administrative Agent, as provided above, are referred to herein as the "Projects' Cash Proceeds." To the extent that any of the Projects' Cash Proceeds are held by, or are in the possession of, GSRP, GSRP agrees and is hereby instructed by the Administrative Agent and Lenders to hold the same in trust for the sole benefit of the Administrative Agent and the Lenders, not to commingle the same and to promptly pay the same over to the Administrative Agent. Projects' Cash Proceeds delivered to the Administrative Agent shall be held by the Administrative Agent in the Cash Collateral Account or such other of its operating accounts as it may elect. GSRP agrees that it shall not have the right to select Eligible Investments or any other investments in respect of any balance in the Cash Collateral Account. Administrative Agent and GSRP may agree, in their respective sole discretion, on the type of investment, if any, with respect to moneys in the Cash Collateral Account.

      If after the full and final payment of the Canyons Obligations, the Steamboat Obligations, the Subordinated Loan Tranche Obligations and all other Obligations except for the Sales Percentage Fee, then Section 2.5(a) and 2.5(b) of the Existing LSA, as amended hereby, shall be suspended so long as the Sale Percentage Fee is paid to Textron Financial Corporation as provided for herein.

      5. Amendment of Section 2.5(d) of the Existing LSA. The portion of Projects' Cash Proceeds which consists of Release Prices in respect of sales of Quartershare Interests, Release Prices in respect of sales of Commercial Units, funds in respect of the Steamboat Host Company Lease, and funds in respect of the Canyons Host Company Lease are referred to herein as the "Obligation-Servicing Projects' Cash Proceeds." Anything contained in Section 2.5(d) of the Existing LSA notwithstanding, for so long as no Default or Event of Default exists, only the Obligation-Servicing Projects' Cash Proceeds (together with payments under Section 2.5(c)(iii), Section 3.5 and Section 3.6 of the Existing LSA, as amended hereby) shall be applied as provided for in
Section 2.5(d) of the Existing LSA. If a Default or Event of Default shall occur, then all Projects' Cash Proceeds (together with payments under Section 2.5(c)(iii), Section 3.5 and Section 3.6 of the Existing LSA, as amended hereby) may be applied, at the election of the Lenders and the Administrative Agent, as provided for in Section 2.5(d) of the Existing LSA, as amended hereby, as provided for in Section 8.2(c) of the Existing LSA, as amended hereby, or as otherwise determined by the Lenders and Administrative Agent. For the avoidance of doubt, GSRP hereby represents to the Administrative Agent and the Lenders that the Beneficial Improvements Agreements have been fully paid and no further payments are due to GSRP thereunder and that all of the Host Company Lease Agreements will expire in accordance with their terms on August 31, 2003 (for the avoidance of doubt, payments owing from the Steamboat Association to GSRP under the so-called "Parking Unit" promissory note shall continue until said "Parking Unit" note is paid in full; all of such payments have been collaterally assigned to, and are directly paid to, the Administrative Agent and are treated as "Release Price" payments for a Steamboat Commercial Unit). Anything contained in Section 2.4(c), Section 2.5(d) or otherwise in the Existing LSA, as amended hereby, or other Security Documents notwithstanding and if no Default or Event of Default shall exist, Obligation-Servicing Projects' Cash Proceeds received by the Administrative Agent shall be applied to the Obligations, when received, as provided for in Section 2.5(d) hereof; this shall include, without limitation, paying any accrued and unpaid interest even if such accrued and unpaid interest shall have not become payable pursuant to the terms of Section 2.4(c) of the Existing LSA; GSRP hereby irrevocably authorizes and instructs the payment of such accrued and unpaid interest at the time of the receipt of any Obligation-Servicing Projects' Cash Proceeds; in connection with any such application of Obligation-Servicing Projects' Cash Proceeds, GSRP hereby irrevocably authorizes the Administrative Agent and Lenders to reallocate and/or reapply any prior applications of Obligation-Servicing Projects' Cash Proceeds made during any calendar month in order to give effect to the overall application ordering of Section 2.5(d) of the Existing LSA. To the extent, in accordance with the foregoing, any accrued interest shall remain unpaid after the 10th day of the month following the month in which it shall have accrued, such unpaid interest shall itself bear interest at the applicable Default Rate. All applications or reallocations of applications of Obligation-Servicing Projects' Cash Proceeds in this Paragraph 5 shall give full effect to the Projects which generated such proceeds and the consequent application of such Cash Proceeds as provided for in Section 2.5(d) of the Existing LSA.

      All Obligation-Servicing Projects' Cash Proceeds (together with payments under Section 2.5(c)(iii), Section 3.5 and Section 3.6 of the Existing LSA, as amended hereby) used by the Administrative Agent to make the payments contemplated under Section 2.5(d) of the Existing LSA, as amended hereby, shall be free and clear of any security interest or Lien created by the Existing LSA, as amended hereby, or any of the other Security Documents or the SOI. All Obligation-Servicing Projects' Cash Proceeds (together with payments under
Section 2.5(c)(iii), Section 3.5 and Section 3.6 of the Existing LSA, as amended hereby) used to pay "cash" interest under the SOI at a fixed rate per annum of 10% shall be free and clear of any security interest or lien created by the Existing LSA, as amended hereby, or any of the other Security Documents or the SOI.

      GSRP acknowledges that after the full and final payment of the Obligations (other than the Subordinated Loan Tranche Obligations and the Percentage Sales
Fee), the Obligation-Servicing Projects' Cash Proceeds (together with payments under Section 2.5(c)(iii), Section 3.5 and Section 3.6 of the Existing LSA, as amended hereby) shall be used by the Administrative Agent to make payments of the Subordinated Loan Tranche Obligations under Section 2.5(d) of the Existing LSA, as amended hereby, and such payments shall be free and clear of any security interest or Lien created by the Existing LSA, as amended hereby, or any of the other Security Documents or the SOI.

      Provided no Default or Event of Default shall exist and after the full and final payment of the Canyons Obligations, the Steamboat Obligations, the Subordinated Loan Tranche Obligations and all other Obligations except for the Sales Percentage Fee, Section 2.5(d) of the Existing LSA, as amended hereby shall be suspended so long as the Sale Percentage Fee is paid to Textron Financial Corporation as provided for herein.

      6. Excess Projects' Cash Proceeds. Projects' Cash Proceeds received by the Administrative Agent which are not Obligation-Servicing Project Cash Proceeds, which are not payments under Section 2.5(c)(iii), Section 3.5 and
Section 3.6 of the Existing LSA, as amended hereby, and which are not required or otherwise used to pay "cash" interest under the SOI at a fixed rate per annum of 10% are referred to herein as "Excess Projects' Cash Proceeds." For so long as no Default or Event of Default exists, the Administrative Agent and the Lenders agree, subject to the terms and conditions of this Paragraph 6, that the Excess Projects' Cash Proceeds shall be returned to GSRP to be used, but only to be used, for payment of costs and expenses in respect of the Projects and GSRP. Anything contained in the Existing LSA or the other Security Documents to the contrary notwithstanding, in no case shall any of such Excess Projects' Cash Proceeds be paid to the Parent or to any other Person who is not a bona fide creditor of GSRP. The payment of any Excess Projects' Cash Proceeds to the Parent or to any other Person who is not a bona fide creditor of GSRP shall be an immediate Event of Default under the Amended LSA and the other Security Documents.

      The following procedures shall apply in order for GSRP to be able to obtain a payment from the Administrative Agent of all or part of the Excess Projects' Cash Proceeds then held by the Administrative Agent in respect of a withdrawal request submitted by GSRP to the Administrative Agent:

            (a) GSRP shall have submitted to the Administrative Agent, the Lenders and the Subordinated Lender a Schedule of Expenses, as provided in Paragraph 7(b) of this Sixth Amendment Agreement, for the calendar month in respect of which such withdrawal request is submitted and such Schedule of Expenses shall not be materially different than the expenses shown on the then current Operating Cash Flow Budget for such month; no Lender shall have notified the Administrative Agent in writing of its dissatisfaction with any then current Operating Cash Flow Budget under Paragraph 7(a) of this Sixth Amendment Agreement, notified Administrative Agent of a material variance (greater than 10%) from such Operating Cash Flow Budget pursuant to Paragraph 7(c) of this Sixth Amendment Agreement or notified Administrative Agent of a material variance from any prior month's Schedule of Expenses as provided for in Paragraph 7(c) of this Sixth Amendment Agreement;

            (b) Not more frequently than once a week, GSRP may submit to the Administrative Agent a withdrawal request, which shall be in form and substance satisfactory to the Administrative Agent, pursuant to which GSRP may request payment to it of an amount of the Excess Projects' Cash Proceeds then on hand with the Administrative Agent equal to the lesser of
      (1) the actual amount of such Excess Projects' Cash Proceeds then on hand with the Administrative Agent and (2) the amount of expenses of GSRP falling due for payment on or about or prior to the date of such withdrawal request and appropriately reflected on the then current Schedule of Expenses (after giving effect to any Subordinated Loan Tranche Advance under the SOI to be obtained in conjunction with such withdrawal request); subject to Administrative Agent's having approved such withdrawal request, the existence of no Default or Event of Default, and the satisfaction of the other requirements in respect thereof under this Paragraph 6, the Administrative Agent will promptly wire transfer the amount set forth above with respect to such withdrawal request to an account of GSRP that has been approved by GSRP and the Administrative Agent; and

            (c) In such withdrawal request, GSRP shall certify to the Administrative Agent, the Lenders and the Subordinated Lender that (1) all of the Projects' Cash Proceeds required to be delivered to the Administrative Agent under the Sixth Amendment Agreement are being paid and delivered to the Administrative Agent, (2) no Excess Projects' Cash Proceeds subject to such withdrawal request and none of any prior releases of Excess Projects' Cash Proceeds to GSRP by the Administrative Agent are being or have been paid or distributed to the Parent or any other Person other than a bona fide creditor of GSRP (and then only in satisfaction of the bona fide obligation owing from GSRP to such creditor); and (3) all prior requested withdrawals of Excess Projects' Cash Proceeds and Subordinated Loan Tranche Advances made on or after the Sixth Amendment Effective Date have been used by GSRP solely to pay the expenses set forth on the Schedules of Expenses applicable thereto.

      Nothing herein shall be construed as the Administrative Agent's or any Lender's or the Subordinated Lender's requiring GSRP to use any of the Excess Projects' Cash Proceeds for the payment of a specific expense or cost. GSRP shall be solely responsible for preparing all Schedules of Expenses and for determining how to use, and actually using, Excess Projects' Cash Proceeds released to it by the Administrative Agent to pay its costs and expenses.

      All Excess Projects' Cash Proceeds released by Administrative Agent to GSRP under this Paragraph 6 for its use thereof as provided for herein shall be free and clear of any security interest or Lien created by the Existing LSA, as amended hereby, or any of the other Security Documents or the SOI.

      Subject to the use and release provisions of the immediately two preceding paragraphs, the use and release provisions of the penultimate paragraph of
Section 5 of this Sixth Amendment Agreement, and the penultimate paragraph of this Section 6, all Projects' Cash Proceeds, all Obligation-Servicing Projects' Cash Proceeds and all Excess Projects' Cash Proceeds shall constitute, and shall continue to constitute, Collateral.

      Provided no Default or Event of Default shall exist and after the full and final payment of the Canyons Obligations, the Steamboat Obligations, the Subordinated Loan Tranche Obligations and all other Obligations except for the Sales Percentage Fee and provided further that Section 2.5(a), (b) and (c) of the Existing LSA, as amended hereby, shall have been and remain suspended, as provided in Sections 4 and 5 of this Sixth Amendment Agreement, then this
Section 6 shall likewise be suspended so long as the Sale Percentage Fee is paid to Textron Financial Corporation as provided for herein and GSRP shall be entitled to use of the all Excess Projects' Cash Proceeds, all Obligation-Servicing Projects' Cash Proceeds and all other Projects' Cash Proceeds free and clear of any security interest or Lien created by the Existing LSA, as amended hereby, or any of the other Security Documents or the SOI and without any restrictions in respect thereof under Section 3.5, Section 3.6 or
Section 7.7 of the Existing LSA, as amended hereby.

      The Administrative Agent and the Lenders have been informed by GSRP that there is on hand in its operating bank account approximately $100,000 in immediately available funds. The Administrative Agent and the Lenders agree that GSRP may retain such funds provided that they are used from time to time solely to pay expenses that are listed on a Schedule of Expenses, that any such use conforms to the requirements of this Paragraph 6, that any such use be reported to the Administrative Agent and the Lenders as contemplated in Paragraph 7 below and that any remaining balance of such funds shall be delivered to the Administrative Agent at any time that the Administrative Agent shall demand such delivery in writing.

      7. Sixth Amendment Agreement Reporting and Delivery Covenants. In addition to the reporting requirements and other covenants under the Existing LSA, GSRP agrees as follows:

            (a) GSRP shall submit to the Administrative Agent, the Lenders and the Subordinated Lender on the Sixth Amendment Effective Date a cash flow monthly budget for the balance of its then current fiscal year commencing on July 29, 2002. GSRP shall submit to the Administrative Agent, the Lenders and the Subordinated Lender on or prior to April 1, 2003, a cash flow monthly budget for its fiscal year commencing in July, 2003 and (iii) GSRP shall submit to the Administrative Agent, the Lenders and the Subordinated Lender on or prior to April 1, 2004, a cash flow monthly budget for its fiscal year commencing in July, 2004. Such budgets (collectively, the "Operating Cash Flow Budgets") shall reflect, in reasonable detail, all projections for sales of Quartershare Interests on a month-by-month basis and all other sources of cash for GSRP as well as all uses of cash by GSRP on a month-by-month basis during the time periods for which they are prepared (and shall also include all assumptions used by GSRP in preparing such projections). All Schedules of Expenses submitted to the Administrative Agent shall be consistent with the Operating Cash Flow Budgets in respect thereof. If any Operating Cash Flow Budget shall be unsatisfactory to any Lender, in its reasonable determination, then such Lender may inform the Administrative Agent of its dissatisfaction with such Operating Cash Flow Budget within 30 days of the delivery of same to such Lender and, until the Administrative Agent shall have received a written withdrawal of such notice of dissatisfaction, the Administrative Agent shall not fund any withdrawal requests for Excess Projects' Cash Proceeds.

            (b) GSRP shall submit to the Administrative Agent, the Lenders and the Subordinated Lender at the beginning of each monthly period a schedule of expenses (a "Schedule of Expenses") anticipated by GSRP as falling due and payable for such monthly period. GSRP shall cause the Schedule of Expenses not to be materially different from the Operating Cash Flow Budget applicable to such monthly period.

            (c) GSRP shall provide to the Administrative Agent, the Lenders and the Subordinated Lender on or before the 10th day of each monthly period a report showing each requested withdrawal of Excess Projects' Cash Proceeds and each Subordinated Loan Tranche Advance in respect of the immediately preceding monthly period and the applications of the proceeds of the same to expenses of GSRP, and GSRP shall further deliver to the Administrative Agent, the Lenders and the Subordinated Lender a reconciliation of the expenses so paid with such Excess Projects' Cash Proceeds and Subordinated Loan Tranche Advances with the expenses listed on the Schedule of Expenses for such monthly period. If any such report shall show that the application of Excess Projects' Cash Proceeds and proceeds of Subordinated Loan Tranche Advances have not been materially as set forth in such Schedule of Expenses, then, at the written request of any Lender, no further withdrawal requests for Excess Projects' Cash Proceeds shall be funded by the Administrative Agent and an immediate Event of Default shall be deemed to have occurred.

            At the end of each quarterly fiscal period of GSRP commencing with the fiscal quarterly period of GSRP ending on October 27, 2002, GSRP shall provide to the Administrative Agent, the Lenders and the Subordinated Lender a reconciliation of actual sources of cash and actual uses of cash for the fiscal quarter then ending to the projected sources and uses of cash set forth in the Operating Cash Flow Budget applicable to such fiscal quarter. Such reconciliation shall be accompanied by a reasonably detailed written explanation prepared by GSRP of any material variances in the actual sources and uses of cash from the projected sources and uses of cash. To the extent that the aggregate amount of expenses incurred by GSRP and paid or payable by GSRP during such quarterly fiscal period exceed by more than 10% the projected aggregate amount of expenses to be incurred and paid by GSRP during such quarterly fiscal period on the applicable Operating Cash Flow Budget, then, at the written request of any Lender, no further withdrawal requests for Excess Projects' Cash Proceeds shall be funded by the Administrative Agent and an immediate Event of Default shall be deemed to have occurred, provided, however, (i) if no such variance would exist if all fiscal quarters during the then current fiscal year of GSRP were included in such determination or (ii) if during such quarterly fiscal period, the aggregate amount of actual sources of cash exceeded by 10% the projected aggregate amount of sources of cash during such quarterly fiscal period on the applicable Operating Cash Flow Budget, then additional withdrawal requests for Excess Projects' Cash Proceeds shall be funded by the Administrative Agent limited to the outstanding balance of the cash proceeds in the Cash Collections Account or other escrow account being used by the Administrative Agent to hold Projects' Cash Proceeds and an Event of Default shall not be deemed to have occurred upon Lenders' giving to the Administrative Agent their written approval of the same, which written approval shall not be unreasonably withheld.

            (d) GSRP shall pay for and otherwise reimburse the Lenders for all of the cost and expense of a written appraisal of the current market value of the unsold Steamboat Quartershare Interests, the Steamboat Commercial Unit, the unsold Canyons Quartershare Interests and the Canyons Commercial Unit to be initiated and procured by the Lenders. Such appraisal and the appraiser preparing the same will comply with all requirements of Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, and the regulations implementing said Title XI . The appraiser of the unsold Steamboat Quartershare Interests and the Steamboat Commercial Unit shall be a certified Colorado appraiser and a MAI member of the Appraisal Institute. The appraiser of the unsold Canyons Quartershare Interests and the Canyons Commercial Unit shall be a certified Utah appraiser and a MAI member of the Appraisal Institute.

      8. SOI. The Lenders agree that GSRP, in accordance with the SOI, shall pay to the Subordinated Lender, in cash, interest accruing from time to time on the outstanding principal balance of the Subordinated Loan Tranche at a fixed rate per annum of 10% (it being acknowledged that interest accrues under the SOI at a per annum rate of 20% and that the remaining unpaid portion of said rate of interest would not be paid until all Canyons Obligations, all Steamboat Obligations and all other Obligations (other than the Percentage Sales Fee and the Subordinated Loan Tranche Obligations) shall have been fully and finally paid). Such "cash interest" shall be payable, and shall be paid, by GSRP irrespective of whether a Default or Event of Default shall exist and shall rank pari passu with the obligation of GSRP to pay interest to the Lenders in respect of the Steamboat Obligations. The Lenders acknowledge that the Subordinated Lender shall be entitled to receive such "cash interest payment" at the same time as the Lenders for the Steamboat Project receive interest payments from the Obligation-Servicing Projects' Cash Proceeds as provided for herein or otherwise from other Projects' Cash Proceeds payable to such Lenders for the Steamboat Project, and, if such Obligation-Servicing Projects' Cash Proceeds or other Projects' Cash Proceeds paid or payable to the Lenders for the Steamboat Project are insufficient to pay in full all of such "cash interest" and the other interest payable to the Lenders for the Steamboat Project, then such Obligation-Servicing Projects' Cash Proceeds or other Projects' Cash Proceeds shall be shared ratably among the Lenders for the Steamboat Project and the Subordinated Lender based on the amount of accrued and unpaid interest owing to them. For the avoidance of doubt, until the Canyons Obligations are fully and finally paid, the Subordinated Lender shall have no claim on any Obligation-Servicing Projects' Cash Proceeds or other Projects' Cash Proceeds payable to Lenders for the Canyons Project. Unless and until all Obligations (other than the Subordinated Loan Tranche Obligations and the Percentage Sales
Fee) shall have been paid in full, no other payments shall be made by GSRP to the Subordinated Lender under the SOI. The Lenders acknowledge that the Subordinated Lender's security interest and Lien under, and as defined in, the SOI will continue to exist in and to the Excess Projects' Cash Proceeds held as Collateral hereunder (subject to being used and released as provided in Section 6 hereof), in and to the Obligation-Servicing Projects' Cash Proceeds (together with payments under Section 2.5(c)(ii), Section 3.5 and Section 3.6 of the Existing LSA, as amended hereby)(subject to being used and released as provided for in Section 5 hereof) and in and to all other Projects' Cash Proceeds, provided that such security interest and Lien in and to such Collateral is and shall be and remain junior and subordinate in priority to the security interests and Liens therein under the Existing LSA, as amended hereby, and other Security Documents.

      The Lenders acknowledge that GSRP and the Subordinated Lender are agreeing to extend the period during which Subordinated Loan Tranche Advances may be obtained by GSRP under the SOI until February 28, 2003 and are agreeing that up to an aggregate of $4,490,392 of additional Subordinated Loan Tranche Advances will be available under the SOI for working capital purposes subject to the satisfaction of the conditions precedent set forth therein with respect thereto and subject to the aggregate outstanding principal amount of all Subordinated Loan Tranche Advances outstanding at any one time never exceeding $10,000,000. The Lenders acknowledge that the Subordinated Lender may elect not to make Subordinated Loan Tranche Advances to GSRP under the SOI in order for GSRP to pay inventory holding costs in respect of unsold Quartershare Interests (including, without limitation, real estate taxes and/or special assessments in respect of the Canyons Project or the Steamboat Project) if there is no resolution of the Fleet/ASCRP Loan Defaults/Acceleration under the Fleet/ASCRP Loan Documents that is reasonably satisfactory to the Subordinated Lender, and the Lenders further acknowledge that approximately $2,500,000 of availability may be reserved from the aforesaid $4,490,392 in respect of such inventory holding costs. The Lenders acknowledge the benefits GSRP is deriving from the SOI and the Subordinated Loan Tranche Advances thereunder and consent to the same. The Lenders agree and consent to the amending of the SOI as provided for in that certain "Second Amendment Agreement" of even date herewith, copies of which have been delivered to each of the Lenders by GSRP.

      GSRP agrees that the aggregate outstanding principal amount of Subordinated Loan Tranche Advances obtained by it on and after the Sixth Amendment Effective Date shall not exceed the following amounts at the following dates:

--------------------------------------------------------------------------------
  Aggregate Outstanding Principal Amount of Subordinated            Date
  Loan Tranche Advances Made On or After Sixth Amendment
                      Effective Date

------------------------------------------------------------ -------------------
$3,800,000                                                   October 31, 2002
------------------------------------------------------------ -------------------
$4,490,392                                                   February 28, 2003
------------------------------------------------------------ -------------------

      9. Maximum Permitted Outstanding Principal Amount. GSRP, the Administrative Agent and the Lenders agree that, as of the date hereof, the aggregate outstanding principal amount of the Loan is $36,677,265.30. Section 2.5(c)(iii) of the Existing LSA is hereby amended and restated in its entirety as follows:

                  (iii) If on each of the following test dates the aggregate outstanding principal amount of all Advances (for the avoidance of doubt, such Advances shall not include any Subordinated Loan Tranche Advances) exceeds the maximum outstanding principal amount of Advances set forth below, GSRP shall immediately pay the amount of such excess to the Administrative Agent together with interest accrued thereon to (but not including) the date of such payment and such amounts shall be applied by the Administrative Agent when received in good, collected funds as set forth in Section 2.5(d) hereof ratably to all Advances:

================================= ==============================================

           Test Date                   Maximum Outstanding Principal Amount
                                                    of Advances
--------------------------------- ----------------------------------------------

September 30, 2002                        $39,000,000
--------------------------------- ----------------------------------------------
December 31, 2002                         $35,000,000
--------------------------------- ----------------------------------------------
March 31, 2003                            $30,000,000
--------------------------------- ----------------------------------------------
June 30, 2003                             $25,000,000
--------------------------------- ----------------------------------------------
September 30, 2003                        $20,000,000
--------------------------------- ----------------------------------------------
December 31, 2003                         $10,000,000
--------------------------------- ----------------------------------------------
March 31, 2004                            $5,000,000
--------------------------------- ----------------------------------------------
May 31, 2004                              $0
================================= ==============================================

      10. Fees. In consideration of the Lenders agreeing to enter into this Sixth Amendment Agreement, waiving certain Events of Default, and extending the Maturity Dates as provided for herein, GSRP agrees to pay the following fees on the following dates to the following Lenders:


------------------------------------------- ----------------------------------- --------------------------------------
                  Lender                                   Fee                              Payment Date
------------------------------------------- ----------------------------------- --------------------------------------
FINOVA Capital Corporation                  $28,000                             Sixth Amendment Effective Date
------------------------------------------- ----------------------------------- --------------------------------------
Foothill Capital Corporation                $125,000                            On the earlier of (1) March 31, 2003
                                                                                or (2) the date on which all Canyons
                                                                                Obligations are paid in full
------------------------------------------- ----------------------------------- --------------------------------------
Litchfield Financial Corporation            $50,000                             On the earlier of (1) March 31, 2003
                                                                                or (2) the date on which all Canyons
                                                                                Obligations are paid in full
------------------------------------------- ----------------------------------- --------------------------------------
Textron Financial Corporation               $200,000                            $50,000 payable on the first
                                                                                Business Day of each consecutive
                                                                                month commencing with the month
                                                                                following the month in which the
                                                                                above payment to Litchfield
                                                                                Financial Corporation is made

                                            25% of all gross proceeds of sales  Payable on the date on which
                                            of Quartershare Interests and       each sale of a Quartershare
                                            Commercial Units (exclusive of      Interest or Commercial Unit
                                            commissions, closing costs, legal   subject to such Percentage Sales
                                            fees and sales incentives that in   Fee is consummated*
                                            the aggregate do not exceed 20%
                                            of such gross proceeds)consummated
                                            after the date on which all Canyons
                                            Obligations, all Steamboat
                                            Obligations, all Subordinated Loan
                                            Tranche Obligations and all other
                                            Obligations (other than this fee)
                                            shall have been paid in full (the
                                            "Percentage Sales Fee")*

------------------------------------------- ----------------------------------- --------------------------------------

*A casualty or condemnation of Quartershare Interests or Commercial Units that result in insurance proceeds or condemnation proceeds being payable to GSRP (without giving effect to Sections 3.5 or 3.6 of the Existing LSA, as amended hereby) shall be treated as a sale of the relevant Quartershare Interest or Commercial Unit for purposes of the determination of this fee; payment of such fee shall release the remaining insurance or condemnation proceeds from any Lien or security interest under the Existing LSA, as amended hereby, any of the other Security Documents, and the SOI as well as from any claims under Section 3.5 and
Section 3.6 of the Existing LSA, as amended hereby.

The fees set forth above are referred to herein as the "Sixth Amendment Fees." Each of the Sixth Amendment Fees shall be deemed earned as of the date hereof, shall be part of the Obligations, shall not bear interest, shall be secured by the Collateral, and shall be payable as set forth above. Payment of the Sixth Amendment Fees to Foothill Capital Corporation, Litchfield Capital Corporation and the $200,000 fee to Textron Financial Corporation shall be included in the so-called "waterfall" in Section 2.5(d)(i) first as Steamboat Obligations; and payment of the Sixth Amendment Fees to FINOVA Capital Corporation shall be included in the so-called "waterfall" in Section 2.5(d)(ii) first as Canyons Obligations..

            11. Schedule 3 to the Existing LSA; Section 7.2(h) and Section 7.7 of the Existing LSA.

                  11.1 Schedule 3 to the Existing LSA, to the extent it pertains to Grand Summit Resort Hotel at The Canyons, is hereby amended and restated in its entirety as set forth in Schedule A attached hereto. The following references to Steamboat Quartershare Interests are hereby deemed added to Schedule 3 and the minimum release dollar amounts (as amended) that originally applied thereto shall also be deemed reinstated and any future sale of any such Steamboat Quartershare Interests shall be subject to Section 3.15 of the Existing LSA:

                        Quarter Share Estate III           Residential Unit 232
                        Quarter Share Estate II            Residential Unit 536
                        Quarter Share Estate II            Residential Unit 558
                        Quarater Share Estates I and II    Residential Unit 614
                        Quarter Share Estate II            Residential Unit 638.

                  11.2 Section 7.2(h) is amended and restated in its entirety as follows:

                        (h) Indebtedness - not incur any liability for any indebtedness (other than the Loan inclusive of the Subordinated Loan Tranche and the Colorado/First PCL Obligations and any intercompany indebtedness existing on the Sixth Amendment Effective Date), whether such indebtedness is secured or unsecured and whether such liability is direct or indirect or contingent or noncontingent and not, as Declarant, permit any Association to incur any liability for any indebtedness for borrowed money, whether secured or unsecured, other than in the ordinary course of the operation and maintenance of the Projects;

                  11.3 Section 7.7 of the Existing LSA is amended and restated
            in its entirety as follows:

                        GSRP shall not after the Sixth Amendment Effective Date
                  declare, make or pay any dividend or other distribution or redeem any of its capital stock (in cash or Property) or otherwise transfer any of its assets or property to or for the benefit of the Parent.

            12. Miscellaneous; Events of Defaults. The covenants and undertakings of GSRP set forth in this Sixth Amendment Agreement shall be incorporated into and made a part of the Existing LSA. All of the other Security Documents are hereby automatically amended and modified to give effect to this Sixth Amendment Agreement. Each of the holders of Canyons Construction Project Advance Notes and Steamboat Construction Project Advance Notes shall attach a copy of this Sixth Amendment Agreement to each of said Notes. GSRP and the Lenders agree that, anything contained in the Existing LSA to the contrary notwithstanding, (a) different Interest Rates shall apply to the Steamboat Obligations and the Canyons Obligations, as provided in the Fifth Amendment Agreement, (b) the Sixth Amendment Fees shall be payable solely to the Lenders identified in Paragraph 10 hereof entitled to such Fees, (c) different Maturity Dates apply to the Canyons Loan and the Steamboat Loan, and (d) the Steamboat Cash Pledge Agreement and the pledged rights of GSRP under the Steamboat Settlement Agreement, while constituting Collateral, shall inure solely to the benefit of the Steamboat Lenders and shall solely secure the Steamboat Obligations. The terms and provisions of the Steamboat Collateral Sharing Agreement shall, with respect to the Steamboat Non-Penthouse Quartershare Interests, take precedence over the application of proceeds provisions of
      Section 8.2(c)(i) of the Existing LSA. Section 2.5(d)(xiii) of the Existing LSA together with any references in the waterfalls in clauses (i) through (viii) of Section 2.5(d) of the Existing LSA to the "Cash Collateral Account" are hereby suspended, provided that any payments that would have otherwise been directed to the Cash Collateral Account if such section and clauses had been operating shall be instead redirected to the Steamboat Obligations (other than the Subordinated Loan Tranche Obligations and the Percentage Sales Fee) and the Canyons Obligations (other than the Percentage Sales Fee) ratably in accordance with the outstanding amounts thereof and, after one of those Obligations is paid in full, such amounts shall be directed entirely to the remaining such Obligations and after all of such obligations have been paid in full, such amounts shall be redirected to the Subordinated Loan Tranche Obligations. The Administrative Agent is hereby instructed to disburse to the Lenders (on a ratable basis based on their respective holdings of Steamboat Obligations and the Canyons Obligations) on the Sixth Amendment Effective Date any amounts that have been previously deposited into the Cash Collateral Account under any of the aforesaid suspended clauses and not previously distributed.

            13. Cash Instruction Letter. GSRP, the Lenders and the Administrative Agent agree that the terms and provisions of this Sixth Amendment Agreement shall take precedence over any inconsistent terms in that certain Instructions Regarding Cash Flow Proceeds of Collateral dated June 3, 2002. The Lenders hereby confirm their instructions to the Administrative Agent to enter into and establish the cash flow procedures (which are being continued in this Sixth Amendment Agreement) in the aforesaid Instructions Regarding Cash Flow Proceeds of Collateral dated June 3, 2002.

            14. Representations and Warranties. GSRP hereby represents and warrants as of the date hereof as follows, which representations and warranties are hereby incorporated into and made part of the Amended LSA:

                  14.1 Except as otherwise disclosed on Schedule 1 attached
            hereto, each of the representations and warranties contained in
            Section 3 of the Existing LSA (other than Section 4.4 thereof, and other than with respect to matters set forth on the schedules to the Existing LSA which GSRP warrants were true and correct as of the date of such schedules) is true and correct as of the date hereof.

                  14.2 Except with respect to the Permitted Exceptions (as
            defined herein) and liens for taxes and association dues in respect of unsold Quartershare Interests at the Canyons Project and/or the Steamboat Project, all Liens granted to the Administrative Agent under the Existing LSA and the other Security Documents are duly granted, valid, perfected and prior in right to all other Liens that now or hereafter may be granted to or held by any other Person.

                  14.3 The execution and delivery of this Sixth Amendment
            Agreement, the Modification Documents and the other documents and instruments contemplated herein, and compliance by GSRP with all of the provisions of this Sixth Amendment Agreement, the Existing LSA, as amended hereby, and each of the other documents set forth above are:

                       (i)  within the corporate powers of GSRP; and

                       (ii) valid and legal acts and will not conflict with, or
                  result in any breach in any of the provisions of, or constitute a default under, or result in the creation of any Lien upon any Property of GSRP under the provisions of, any agreement, charter instrument, bylaw or other instrument to which GSRP is a party or by which its Property may be bound.

                  14.4 Neither the nature of GSRP, nor of any of its businesses or Properties, nor any relationship between GSRP and any other Person, nor any circumstance in connection with the execution or delivery of this Sixth Amendment Agreement and the other documents contemplated in connection herewith, nor the operation of any Project and the sale, or offering for sale, of any Quartershare Interest of any of the Projects by GSRP, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of GSRP, as a condition of the execution, delivery or performance of this Sixth Amendment Agreement and the other documents contemplated in connection herewith.

                  14.5 GSRP will not be, on or after the date hereof, a party to any contract or agreement which restricts its right or ability to incur indebtedness under, or prohibits the execution of, or compliance with, this Sixth Amendment Agreement by GSRP. GSRP has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its Property constituting the Collateral, whether now owned or hereafter acquired, to be subject to a Lien other than Permitted Exceptions and all Liens in favor of the Administrative Agent in respect of such Collateral remain in full force and effect.

                  14.6 GSRP is not entering into this Sixth Amendment Agreement and the transactions contemplated hereby, and does not intend to incur any obligations hereunder or otherwise make any transfers in connection herewith, with the actual intent to hinder, delay or defraud either present or future creditors. After giving effect to the consummation of the transactions contemplated by this Sixth Amendment Agreement, the Second Amendment Agrement and the full availability of the advances contemplated thereunder, (a) the assets of GSRP at a fair valuation thereof on a going concern basis will not be less than its debts, (b) GSRP is not currently engaged in or about to engage in a business or transaction for which its remaining assets are unreasonably small in relation to such business or transaction, and (c) GSRP will be able to pay its respective debts as they become due. "Debt" for purposes of this Section 14.6 means any liability on a claim, and "claim" means (i) any right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or
            (ii) any right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured.

                  14.7 After giving effect to this Sixth Amendment Agreement, no
            Default or Event of Default has occurred or is continuing, nor does any event or condition exist that would constitute a Default or an Event of Default. No material adverse change has occurred in or in respect of the Collateral or any one or more of the Projects that has not been disclosed to the Administrative Agent and Lenders in writing. The Obligations continue to be Senior Debt under, and as defined in, the ASC Indenture and no default or event of default exists under such Indenture and, no defaults or events of default exist under any other agreement for indebtedness for borrowed money, any financing lease or any guaranty of any of the foregoing to which GSRP is a party. GSRP has not issued and is not otherwise obligated in respect of any obligation of the Parent, American Skiing Company or any subsidiary of American Skiing Company for borrowed-money indebtedness, any financing lease, any guaranty or any other obligation, other than its guaranty of the Indenture, which by its own terms is junior and subordinated to the Obligations.

                  14.8 Temporary certificates of occupancy have been issued for each of the Steamboat Residential Units in the penthouse at the Steamboat Project and all construction in respect thereof has been completed other than the Mount Werner Circle improvements. Finally, the Steamboat Settlement Agreement provides for Colorado First/PCL to have completed the so-called swimming pool punchlist work by November 30, 2001. Colorado First/PCL has completed all swimming pool work and all other construction work required to be completed pursuant to the Steamboat Settlement Agreement.

                  14.9 All of the Killington Quartershare Interests that were originally subject to the Killington Blanket Mortgage and the Killington Commercial Unit have been released from the Lien of the Killington Blanket Mortgage and all applicable Release Prices in respect thereof have been paid. All of the Mt. Snow Quartershare Interests that were originally subject to the Mt. Snow Blanket Mortgage and the Mt. Snow Commercial Unit have been released from the Lien of the Mt. Snow Blanket Mortgage and all applicable Release Prices in respect thereof have been paid. All of the Attitash Quartershare Interests that were originally subject to the Attitash Blanket Mortgage and the Attitash Commercial Unit have been released from the Lien of the Attitash Blanket Mortgage and all applicable Release Prices in respect thereof have been paid. All Jordan Bowl Quartershare Interests that were originally subject to the Lien of the Jordan Bowl Blanket Mortgage and the Jordan Bowl Commercial Unit have been released from the Lien of the Jordan Bowl Blanket Mortgage and all applicable Release Prices in respect thereof have been paid.

            15. This Sixth Amendment Agreement shall become effective on the date (the "Sixth Amendment Effective Date") on which the parties hereto shall have executed this Sixth Amendment Agreement and each of the following conditions shall have been satisfied:

                  15.1 Warranties and Representations True as of Sixth Amendment
            Effective Date. The warranties and representations contained or referred to in this Sixth Amendment Agreement shall be true in all material respects on the Sixth Amendment Effective Date with the same effect as though made on and as of that date. The Administrative Agent shall have received a certificate, in form and substance satisfactory to the Administrative Agent, dated as of the Sixth Amendment Effective Date, signed by an Executive Vice-President or Vice President of GSRP and certifying that the warranties and representations of GSRP contained in this Sixth Amendment Agreement are true in all material respects on the Sixth Amendment Effective Date.

                  15.2 Secretary's Certificates.

                  The Administrative Agent shall have received a certificate of the Secretary or any Assistant Secretary of GSRP, in form and substance reasonably satisfactory to the Administrative Agent, dated as of the Sixth Amendment Effective Date, certifying

                        (i) the adoption by the Board of Directors of GSRP of a
                  resolution authorizing GSRP to enter into this Sixth Amendment Agreement and the transactions and instruments contemplated hereby, and

                        (ii) the incumbency and authority of, and verifying the
                  specimen signatures of, the officers of GSRP authorized to execute and deliver this Sixth Amendment Agreement, the Modification Agreements (referred to below) and the other documents contemplated hereunder.

                  15.3 Legal Opinion. GSRP shall have delivered to
            Administrative Agent and the Lenders a legal opinion from its General Counsel in form and substance reasonably satisfactory to the Lenders and Administrative Agent.

                  15.4 Expenses. GSRP shall have paid all fees and expenses
            required to be paid by it pursuant to Section 11.2 of Existing LSA pursuant to invoices or other bills submitted to GSRP.

                  15.5 Consent. Each Lender shall have consented to this Sixth
            Amendment Agreement. Textron Financial Corporation, in its individual lending capacity, shall have executed and delivered to GSRP an amendment to the SOI that, among other things, provides for Textron Financial Corporation, in its individual subordinated lending capacity, to extend up to an additional $4,490,392 in advances to GSRP and a copy of such amendment shall have been delivered to each of the Lenders.

                  15.6 Other Documents.

                       (a) GSRP shall have executed a modification agreement
                  (individually, a "Modification Agreement" and, collectively, the "Modification Agreements") to each of the Blanket Mortgages, each in form and substance satisfactory to the Administrative Agent, and shall have delivered the same to the Administrative Agent and shall have delivered to the Administrative Agent title insurance endorsements to the Title Insurance Policy {Blanket} in respect of the Canyons and Steamboat Projects in form and substance satisfactory to the Administrative Agent. All premiums in respect of such endorsement to such Title Insurance Policy {Blanket} shall have been paid in full and evidence thereof shall have been delivered to the Administrative Agent.

                       (b) Each of the other Persons that shall have delivered
                  subordination agreements to the Administrative Agent in connection with the original closing of the Existing LSA shall have executed this Sixth Amendment Agreement to show its consent to the same.

                       (c) That certain "Second Amendment Agreement" to the SOI
                  shall have been executed and delivered by the parties thereto and the same shall be in full force and effect except for any condition therein requiring this Sixth Amendment Agreement to be in full force and effect.

                  15.7 Proceedings. All actions taken in connection with the execution of this Sixth Amendment Agreement and all documents and papers relating thereto shall be satisfactory to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received copies of such documents and papers as it or such counsel may reasonably request in connection therewith, all in form and substance satisfactory to the Administrative Agent and its counsel.

            16.   Miscellaneous.

                  16.1 This Sixth Amendment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  16.2 This Sixth Amendment Agreement shall be governed by the internal laws of the State of Maine. To the extent any provision of this Sixth Amendment Agreement is not enforceable under applicable law, such provision shall be deemed null and void and shall have no effect on the remaining portions of this Agreement.

                  16.3 The titles of the Sections appear as a matter of
            convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Sixth Amendment Agreement as a whole and not to any particular Section or other subdivision.

                  16.4 All warranties, representations and covenants made by
            GSRP herein or in the Existing LSA or in any certificate or other instrument delivered by it or on its behalf under this Sixth Amendment Agreement or in the Existing LSA, as amended hereby, shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of this Sixth Amendment Agreement.

                  16.5 Except as explicitly amended by, or otherwise provided for in, this Sixth Amendment Agreement , the Existing LSA, the Notes and the other Security Documents remain in full force and effect under their respective terms as in effect immediately prior to the effectiveness of this Agreement, and GSRP hereby affirms all of its obligations thereunder.

                  16.6 This Sixth Amendment Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. This Sixth Amendment Agreement may be executed in counterpart by facsimile signature, which signatures shall be treated as, and shall have the effect of original and manually executed signatures.

                  16.7 If requested by the Lenders, the Administrative Agent and the Subordinated Lender, GSRP and the Lenders and Administrative Agent will use their best efforts to enter into an escrow agreement pursuant to which appropriate deed-in-lieu documentation in respect of the Existing LSA, as amended hereby, and the SOI shall be executed by GSRP, the Lenders, the Administrative Agent and the Subordinated Lender and placed in escrow. The terms and conditions of the escrow agreement and the terms and conditions of the deed-in-lieu documentation shall be in form and substance satisfactory to the GSRP, the Lenders, the Administrative Agent and the Subordinated Lender.

                  16.8 The Administrative Agent shall deliver to Foothill
            Capital Corporation, Litchfield Financial Corporation and FINOVA Capital Corporation, within five (5) Business Days after the end of each calendar week, a report styled "Inventory Control Summary" (which shall be prepared using an Excel spreadsheet program and format and which shall be delivered in both an electronic format as a spreadsheet and in hard copy format) showing for each day of such week the following information as reported to the Adminisstrative Agent by the Borrower and/or its title insurance companies or agencies: all closings of Quartershare Interests, the identification of the Quartershare Interest so sold, the purchase price obtained from such sale and the remaining unsold Quartershare Interests in each Project and the valuation of the same based on the most recent pricing information received by the Administrative Agent from GSRP.

                  16.9. GSRP hereby releases, remises, acquits and forever
            discharges the Administrative Agent and each of the Lenders and their respective employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, whether known or unknown, fixed or contingent, asserted or unasserted, direct or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, arising out of or in any way connected with (a) the LSA, the Notes or the Security Documents, as amended from time to time (including, without limitation, this Sixth Amendment Agreement), (b) the Loan, or (c) the Instructions Regarding Cash Flow Proceeds of Collateral dated June 3, 2002 (all of the foregoing hereinafter called the "Released Matters"). GSRP hereby acknowledges that the agreements set forth in this Sixth Amendment Agreement are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. GSRP hereby represents and warrants to Administrative Agent and the Lenders that GSRP has not purported to transfer, assign or otherwise convey any of its right, title or interest in any Released Matter to any other person and that the foregoing constitutes a full and complete release of all Released Matters.

                  16.10 The parties hereto agree that the Existing LSA, as
            amended hereby, and the SOI, as amended by the Second Amendment Agreement thereto of even date herewith, are intended to be one instrument and agreement, subject to the terms and conditions hereof and thereof.

   [Remainder of page intentionally left blank. Next page is signature page.]

         IN WITNESS WHEREOF, the parties have executed this Sixth Amendment Agreement as of the day and year first above written.

GSRP:                                          Canyons, Steamboat and Special
                                               Subordinated Lender:

GRAND SUMMIT RESORT                            TEXTRON FINANCIAL
PROPERTIES, INC.                               CORPORATION


By:/s/Willaim J. Fair                          By:/s/A.A.J. Duncanson
   ------------------------                       ----------------------------
   Name: William J. Fair                          Name: Alicia-Ann J. Duncanson
   Title:CEO/President                            Title:AVP-Loan Manager


                                               Steamboat Lender:

                                               FOOTHILL CAPITAL CORPORATION


                                               By:/s/Juan Barrera
                                                  -----------------------------
                                                  Name: Juan Barrera
                                                  Title:Assistant Vice President

                                               Canyons Lender:

                                               FINOVA CAPITAL CORPORATION


                                               By:/s/Gayle R. McKenzie
                                                  -----------------------------
                                                  Name: Gayle R. McKenzie
                                                  Title:Vice President

                                               Steamboat and Canyons Lender:

                                               LITCHFIELD FINANCIAL CORPORATION


                                               By:/s/A.A.J. Duncanson
                                                  -----------------------------
                                                  Name: Alicia-Ann J. Duncanson
                                                  Title:AVP-Loan Manager

Administrative Agent:

TEXTRON FINANCIAL CORPORATION


By:/s/A.A.J. Duncanson
   -----------------------------
   Name: Alicia-Ann J. Duncanson
   Title:AVP-Loan Manager

AGREED AND CONSENTED TO:

MOUNT SNOW, LTD.


By:/s/William J. Fair
   -----------------------------
   Name: William J. Fair
   Title:CEO/President


KILLINGTON, LTD.


By:/s/William J. Fair
   -----------------------------
   Name: William J. Fair
   Title:CEO/President


SUNDAY RIVER SKIWAY CORPORATION


By:/s/William J. Fair
   -----------------------------
   Name: William J. Fair
   Title:CEO/President

L.B.O. HOLDING, INC.


By:/s/William J. Fair
   ----------------------------
   Name: William J. Fair
   Title:CEO/President


ASC UTAH, INC.


By:/s/William J. Fair
   ----------------------------
   Name: William J. Fair
   Title:CEO/President



STEAMBOAT SKI & RESORT CORPORATION


By:/s/William J. Fair
   ----------------------------
   Name: William J. Fair
   Title:CEO/President


AMERICAN SKIING COMPANY RESORT PROPERTIES, INC.


By:/s/William J. Fair
   ----------------------------
   Name: William J. Fair
   Title:CEO/President

                                   Schedule 1

                   Exceptions to Representation and Warranties

1. With respect to Section 4.12 of the Existing LSA, GSRP is in default of payment of taxes for unsold inventory of at the Canyons Project and the Steamboat Project.

2. With respect to section 4.15 of the Existing LSA, GSRP is subject to restrictions on the incurrence of indebtedness pursuant to the ASC Indenture terms. GSRP reconfirms the second paragraph of section 4.15 of the Existing LSA.

3. With respect to section 4.20 of the Existing LSA, the liens of the Lenders are subject to actual or potential liens (i) in favor of PCL, (ii) to secure the payment of taxes in respect of unsold Quartershare Interests at the Steamboat Project and Canyons Project, and (iii) to secure assessments in respect of unsold Quartershare Interests at the Steamboat Project and Canyons Project.

                                   Schedule A

                   Minimum Release Prices for Canyons Project